FINANCE LEASES	6 Months Ended
Jun. 30, 2022
Leases [Abstract]
FINANCE LEASES	FINANCE LEASESAs of June 30, 2022, we held seven SFL vessels under finance lease (December 31, 2021: seven vessels).
In addition, and with reference to Note 14, "Operating Leases", seven of the eight Capesize charters with SFL were classified finance leases as of June 30, 2022. The daily time charter rate for vessels classified as finance lease was $19,135 in 2022, of which $7,000 is for operating expenses (including drydocking costs) up until the third quarter of 2022 when the daily time charter rate will be reduced to $16,435 until June 30, 2025. Subsequently, the daily time charter rate will be reduced to $14,900 until the expiration of the contracts. In addition, 33% of our aggregate profit from revenues above the daily time charter rate for all eight vessels are calculated and paid on a quarterly basis to SFL. The daily hire payments will be adjusted if the actual three month LIBOR should deviate from a base LIBOR of 0.4% per annum. For each 0.1% point increase/decrease in the interest rate level, the daily charter hire will increase or decrease by $50 per day in the first seven years and $25 per day in the remaining three years. This resulted in an average daily rate of $19,230 for finance leases in 2022 and there was $1.5 million profit share in the first six months of 2022 for all eight SFL vessels ($1.2 million profit share in the first six months of 2021). We have a purchase option of $112 million en-bloc after 10 years since inception of the leases in 2015. If such option is not exercised, SFL has the option to extend the charters by three years at a daily time charter rate of $14,900 per day. The lease term for these vessels has been determined to be 13 years. Contingent or variable lease expense for the eight SFL leases was recorded in the six months ended June 30, 2022 as interest expense of $0.9 million. In the six months ended June 30, 2021 we recorded a variable lease expense of $1.2 million. The profit share mechanism has not been adjusted with the increased rate.

Our right of use asset for our finance leases were as follows:

(in thousands of $)
Balance at January 1, 2022	98,535
Additions	—
Impairment	—
Depreciation	(7,412)
Balance at June 30, 2022	91,123

In the first six months of 2022, we recorded no impairments of right of use assets for vessels under finance leases.

Our lease obligations for our finance leases were as follows:

(in thousands of $)
Balance at January 1, 2022	127,730
Additions	—
Repayments	(16,192)
Interest expense on obligations under finance lease	3,802
Balance as of June 30, 2022	115,340
Current portion	18,517
Non-current portion	96,823

The weighted average discount rate in relation to our SFL finance leases was 6.3% and the weighted average lease term was 6.1 years as of June 30, 2022. The weighted average discount rate in relation to our SFL finance leases was 6.3% and the weighted average lease term was 6.6 years as of December 31, 2021.

The outstanding obligations under finance leases at June 30, 2022 are payable as follows:

(in thousands of $)
2022 (remaining six months)	12,868
2023	24,484
2024	24,553
2025	22,551
2026	20,617
Thereafter	32,937
Minimum lease payments	138,010
Less: imputed interest	(22,670)
Present value of obligations under finance leases	115,340
With regard to the SFL eight Capesize vessels, we have a purchase option of $112 million en-bloc in 2025. If such option is not exercised, SFL will have the option to extend the charters by three years at $14,900 per day. Our lease obligation is secured by the lessor's title to the leased asset.